SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2007 (February 22, 2007)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Registrant's Business and Operations

Item 5.03	Amendment to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On February 22, 2007, the Board of Directors of Atlantic American Corporation (the “Company”) amended Section 6.1 of the Company’s bylaws to provide that shares of the Company’s capital stock may be issued in certificated or uncertificated form, or a combination thereof. Previously, the Company’s bylaws provided that all shares of the Company’s capital stock were required to be certificated.
The foregoing description is qualified in its entirety by reference to the amendment to the Company’s bylaws, attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits.
The following exhibit is filed with this Current Report:
		Exhibit No.	Exhibit Description
		10.1	Text of amendment to Bylaws, effective as of February 22, 2007

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ John G. Sample, Jr.
John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   February 28, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Text of amendment to Bylaws, effective as of February 22, 2007